MERRILL LYNCH
BASIC VALUE
FUND, INC.




FUND LOGO




Quarterly Report

September 30, 1999



Officers and Directors
Terry K. Glenn, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Arthur Zeikel, Director
Robert C. Doll, Senior Vice President
Paul M. Hoffmann, Senior Vice President
  and Portfolio Manager
Kevin M. Rendino, Senior Vice President
  and Portfolio Manager
Donald C. Burke, Vice President and
  Treasurer
Thomas D. Jones, III, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Basic Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH BASIC VALUE FUND, INC.


TO OUR SHAREHOLDERS

During the quarter ended September 30, 1999, the US financial markets were extremely volatile. In June, the broad US stock market averages reached record highs. However, by July, fears of accelerating inflation and the associated risk of additional increases in interest rates persisted. The likelihood of additional monetary policy tightening by the Federal Reserve Board was renewed following the release of stronger-than-expected economic data.

Stock prices declined for the third consecutive month in September as a weakening of the US dollar against the Japanese yen prompted worries over threats to Japan's fragile economic recovery and the potential for accelerated repatriation of US investments. In addition, the bulging trade deficit, coupled with rising commodity prices and ongoing robust economic activity, suggested the Federal Reserve Board might increase short-term interest rates for the third time this year at its November meeting. Finally, announced earnings short falls for many prominent companies, particularly in the consumer arena, raised concerns over the sustainability of corporate earnings growth.

For the September quarter, the US bond market was a beneficiary of many of these developments. While fixed-income investors reacted poorly to evidence of incipient inflationary pressures and the prospect of higher interest rates in the early months of the quarter, a significant rally ensued in September driven by a slowdown in average hourly earnings and extremely benign inflation reports.

Portfolio Matters
Security purchases in the third quarter of 1999 amounted to $240 million while equity sales totaled $520 million. On the buy side, there were no new additions to the portfolio but we added to ten existing positions. On the sell side, we eliminated two positions and reduced 11 holdings. Stock prices generally declined in the three-month period ended September 30, 1999, and the bulk of our sales were accomplished early in the quarter while most purchases were on weakness late in the quarter.

Our largest sale during the September quarter was a 17% reduction in our largest holding, International Business Machines Corporation
(IBM). At the end of the June quarter, IBM accounted for 5.6% of Fund assets. With early July price strength, the position approached 6%. In our opinion, prudence dictated a reduction and, while still our largest holding, the present 4.7% position seems more appropriate.

Early in the September quarter, we also cut back on two other of our holdings that were among the Fund's ten largest at the close of the June quarter: Hewlett-Packard Company and E.I. du Pont de Nemours and Company (Du Pont). Both stocks subsequently declined about 15% and late in the quarter, we added back to positions in both, continuing our long-term propensity to trade around core positions.

Our largest purchase during the September quarter increased our position in First Union Corporation, which we originally purchased late in the June quarter. At that time we stated that, at 13 times reduced 1999 earnings estimates and yielding over 4%, additional price risks seemed limited. We were premature in that assessment, since price weakness for most bank stocks continued in the September quarter. However, we continue to believe that the bank has a strong franchise and long-term growth prospects are favorable. At September 30, 1999, the stock was selling at less than 11 times 1999 earnings estimates and the yield was close to 5%.

In addition to the aforementioned increases in the Hewlett-Packard and Du Pont positions, we also added to our Caterpillar Inc., Delphi Automotive Systems Corporation and International Paper Company holdings during the September quarter.



Merrill Lynch Basic Value Fund, Inc.
September 30, 1999



On the sell side, we eliminated the final portion of Applied Materials, Inc. at a significant profit. When initially purchased about a year ago, the stock was severely depressed and decidedly out-of-favor. Currently, the stock is extremely popular, highly recommended and all but "priced for perfection." Accordingly, we secured our profits. We also eliminated a small position in Data General Corporation on the advance in price following a takeover proposal.

In Conclusion
Although the stock market averages have been locked in a fairly narrow range for the past six months, volatility in groups and individual issues seems to have intensified. The fourth quarter of the year may see an exaggeration of sharp price swings, and we hope to take advantage on both the buy and sell sides of any dramatic shifts.

Thank you for your investment in Merrill Lynch Basic Value Fund,
Inc. We look forward to reviewing our outlook and strategy in our upcoming semi-annual report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Paul M. Hoffmann)
Paul M. Hoffmann
Senior Vice President and Co-Portfolio Manager



(Kevin M. Rendino)
Kevin M. Rendino
Senior Vice President and Co-Portfolio Manager



October 12, 1999



PORTFOLIO INFORMATION

As of September 30, 1999
                                                       Percent of
Ten Largest Stock Holdings                             Net Assets

International Business Machines
Corporation                                                4.7%
Citigroup Inc.                                             3.7
Wells Fargo Company                                        3.0
Royal Dutch Petroleum Company
(NY Registered Shares)                                     2.5
Ameritech Corporation                                      2.4
Exxon Corporation                                          2.4
Mobil Corporation                                          2.4
Koninklijke (Royal) Philips Electronics NV
(NY Registered Shares)                                     2.3
GTE Corporation                                            2.1
Telefonica SA (ADR)                                        2.0



Merrill Lynch Basic Value Fund, Inc.
September 30, 1999


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/99                        +21.79%        +15.40%
Five Years Ended 9/30/99                  +19.43         +18.15
Ten Years Ended 9/30/99                   +13.85         +13.24

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/99                        +20.55%        +16.55%
Five Years Ended 9/30/99                  +18.22         +18.22
Ten Years Ended 9/30/99                   +12.69         +12.69

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 9/30/99                        +20.55%        +19.55%
Inception (10/21/94)
through 9/30/99                           +18.30         +18.30

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/99                        +21.47%        +15.09%
Inception (10/21/94)
through 9/30/99                           +19.22         +17.93

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Merrill Lynch Basic Value Fund, Inc.
September 30, 1999


PERFORMANCE DATA (concluded)


Results of a $1,000 Investment Since Inception--Class A Shares

(5.25% current sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)

A mountain chart depicting the growth of an investment in the Fund's Class A Shares from $947.50 on July 1, 1977 to $24,393.84 on
September 30, 1999.


Recent Performance Results
                                                                                      Ten Years/
                                                      3 Month          12 Month    Since Inception
As of September 30, 1999                            Total Return     Total Return    Total Return
ML Basic Value Fund Class A Shares*                     -5.71%          +21.79%        +265.81%
ML Basic Value Fund Class B Shares*                     -5.96           +20.55         +230.17
ML Basic Value Fund Class C Shares*                     -5.96           +20.55         +129.44
ML Basic Value Fund Class D Shares*                     -5.77           +21.47         +138.44
Dow Jones Industrial Average**                          -5.40           +34.02     +399.13/+195.03
Standard & Poor's 500 Index**                           -6.24           +27.80     +373.34/+203.85

 *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares, respectively.
**An unmanaged broad-based index comprised of common stocks. Ten years/since inception total returns are for ten years and from 10/21/94, respectively.



Merrill Lynch Basic Value Fund, Inc.
September 30, 1999


SCHEDULE OF INVESTMENTS
                                Shares                                                                            Percent of
Industry                         Held                          Stocks                                 Value       Net Assets

Low Price to Book Value
Metals/Non-Ferrous             1,200,000   ASARCO Incorporated                                   $    32,175,000       0.3%
Telecommunications             3,800,000   AT&T Corp.                                                165,300,000       1.4
Insurance                      2,500,000   American General Corporation                              157,968,750       1.3
Insurance                        260,000   American National Insurance Company                        17,420,000       0.1
Steel                          4,500,000   Bethlehem Steel Corporation                                33,187,500       0.3
Aerospace                      4,100,000   The Boeing Company                                        174,762,500       1.5
Restaurants                    3,900,000   Darden Restaurants, Inc.                                   76,293,750       0.6
Farm & Construction
  Equipment                    4,500,000   Deere & Company                                           174,093,750       1.4
Oil Services & Equipment       4,300,000   Diamond Offshore Drilling, Inc.                           143,512,500       1.2
Retail                         3,150,000   Federated Department Stores, Inc.                         137,615,625       1.2
Capital Goods                  2,800,000   Fluor Corporation                                         112,700,000       0.9
Automotive                     4,600,000   Ford Motor Company                                        230,862,500       1.9
Automotive                     2,700,000   General Motors Corporation                                169,931,250       1.4
Insurance                      2,500,000   The Hartford Financial Services Group, Inc.               102,187,500       0.8
Chemicals                        800,000   Imperial Chemical Industries PLC (ADR)*                    34,550,000       0.3
Paper & Forest Products        1,900,000   International Paper Company                                91,318,750       0.8
Retail                         6,000,000   Kmart Corporation                                          70,125,000       0.6
Electrical Equipment           2,744,000   Koninklijke (Royal) Philips Electronics NV (NY
                                             Registered Shares)                                      277,144,000       2.3
Insurance                      1,400,000   PartnerRe Ltd.                                             48,650,000       0.4
Fertilizers                    1,750,000   Potash Corporation of Saskatchewan Inc.                    90,343,750       0.8
Electronics                    2,400,000   Tektronix, Inc.                                            80,400,000       0.7
Telecommunications             4,993,920   Telefonica SA (ADR)*                                      239,708,160       2.0
Steel                          3,000,000   USX-U.S. Steel Group                                       77,250,000       0.6
Chemicals                      2,000,000   Union Carbide Corporation                                 113,625,000       1.0
Railroads                      4,450,000   Union Pacific Corporation                                 213,878,125       1.8
Retail                         4,000,000   Venator Group, Inc.                                        34,250,000       0.3
Banking                        9,000,000   Wells Fargo Company                                       356,625,000       3.0
                                                                                                 ---------------     ------
                                                                                                   3,455,878,410      28.9

Below-Average Price/Earnings Ratio

Insurance                      4,700,000   The Allstate Corporation                                  117,206,250       1.0
Savings & Loans                3,000,000   Associates First Capital Corporation (Class A)            108,000,000       0.9
Banking                        2,600,000   Bank of America Corporation                               144,787,500       1.2
Farm & Construction
  Equipment                    3,875,000   Caterpillar Inc.                                          212,398,438       1.8
Banking                       10,000,000   Citigroup Inc.                                            440,000,000       3.7
Automotive                     4,100,000   Delphi Automotive Systems Corporation                      65,856,250       0.5
Photography                    1,800,000   Eastman Kodak Company                                     135,787,500       1.1
Capital Goods                  2,000,000   Eaton Corporation                                         172,625,000       1.4
Chemicals                      2,800,000   Hercules Incorporated                                      80,150,000       0.7
Machinery                      3,400,000   ITT Industries, Inc.                                      108,162,500       0.9
Machinery                      3,200,000   Ingersoll-Rand Company                                    175,800,000       1.5
Tobacco                        4,400,000   Philip Morris Companies Inc.                              150,425,000       1.3
Retail                         4,000,000   Sears, Roebuck & Co.                                      125,500,000       1.0
Electrical Equipment           2,000,000   Thomas & Betts Corporation                                102,000,000       0.9
Savings & Loans                2,800,000   Washington Mutual, Inc.                                    81,900,000       0.7
                                                                                                 ---------------     ------
                                                                                                   2,220,598,438      18.6


Merrill Lynch Basic Value Fund, Inc.
September 30, 1999


SCHEDULE OF INVESTMENTS (continued)
                                Shares                                                                             Percent of
Industry                         Held                       Stocks                                    Value        Net Assets

Above-Average Yield
Oil--Domestic                  1,950,000   Atlantic Richfield Company (ARCO)                     $   172,818,750       1.4%
Oil--International             1,650,000   BP Amoco PLC (ADR)*                                       182,840,625       1.5
Telecommunications             2,900,000   Bell Atlantic Corporation                                 195,206,250       1.6
Oil--International             2,000,000   Chevron Corporation                                       177,500,000       1.5
Utilities--Electric            2,000,000   Cinergy Corp.                                              56,625,000       0.5
Utilities--Electric            1,550,000   Consolidated Edison, Inc.                                  64,325,000       0.5
Utilities--Electric              956,250   DPL Inc.                                                   16,853,906       0.1
Utilities--Electric            2,200,000   Duke Energy Corporation                                   121,275,000       1.0
Chemicals                      3,700,000   E.I. du Pont de Nemours and Company                       225,237,500       1.9
Electrical Equipment           2,100,000   Emerson Electric Co.                                      132,693,750       1.1
Utilities--Electric            3,000,000   Entergy Corporation                                        86,812,500       0.7
Oil--International             3,850,000   Exxon Corporation                                         292,359,375       2.4
Banking                        3,300,000   First Union Corporation                                   117,356,250       1.0
Telecommunications             3,300,000   GTE Corporation                                           253,687,500       2.1
Foods                          1,900,000   General Mills, Inc.                                       154,137,500       1.3
Real Estate Investment Trust     900,000   Liberty Property Trust                                     20,418,750       0.2
Real Estate Investment Trust     500,000   Mills Corp.                                                 8,906,250       0.1
Oil--International             2,850,000   Mobil Corporation                                         287,137,500       2.4
Banking                        4,000,000   National City Corporation                                 106,750,000       0.9
Utilities--Electric            2,400,000   NiSource Inc.                                              53,100,000       0.4
Utilities--Electric            2,400,000   PECO Energy Company                                        90,000,000       0.8
Utilities--Electric            1,800,000   Public Service Enterprise Group Incorporated               69,525,000       0.6
Oil--International             5,000,000   Royal Dutch Petroleum Company (NY Registered Shares)      295,312,500       2.5
Foods/Food Processing          5,500,000   Sara Lee Corporation                                      128,906,250       1.1
Real Estate Investment Trust   2,100,000   Simon Property Group, Inc.                                 47,118,750       0.4
Oil--International             3,000,000   Texaco Inc.                                               189,375,000       1.6
Utilities--Electric            2,900,000   Texas Utilities Company                                   108,206,250       0.9
Telecommunications             3,000,000   U S WEST, Inc.                                            171,187,500       1.4
                                                                                                 ---------------     ------
                                                                                                   3,825,672,656      31.9

Special Situations

Telecommunications             4,375,000   Ameritech Corporation                                     293,945,313       2.4
Pharmaceuticals                1,320,000   AstraZeneca Group PLC (ADR)*                               55,770,000       0.5
Oil Services & Equipment       3,600,000   Halliburton Company                                       147,600,000       1.2
Information Processing         2,300,000   Hewlett-Packard Company                                   211,600,000       1.8
Information Processing         4,650,000   International Business Machines Corporation               564,393,750       4.7
Semiconductors                 1,275,000   Texas Instruments Incorporated                            104,868,750       0.9
Information Processing         5,000,000   Unisys Corporation                                        225,625,000       1.9
                                                                                                 ---------------     ------
                                                                                                   1,603,802,813      13.4

                                           Total Stocks (Cost--$6,877,643,109)                    11,105,952,317      92.8


Merrill Lynch Basic Value Fund, Inc.
September 30, 1999


SCHEDULE OF INVESTMENTS (concluded)
                                Face                                                                               Percent of
                               Amount                       Issue                                     Value        Net Assets

Short-Term Securities
Commercial Paper**          $ 20,000,000   American Home Products, Inc., 5.29% due 10/29/1999     $   19,914,772       0.2%
                              45,000,000   Associates First Capital Corp., 5.31% due 11/08/1999       44,741,138       0.4
                              40,000,000   Bell South Capital Corp., 5.20% due 10/12/1999             39,930,667       0.3
                              50,000,000   The CIT Group Holdings, Inc., 5.28% due 11/01/1999         49,765,333       0.4
                              35,000,000   CSW Credit Inc., 5.30% due 10/06/1999                      34,969,083       0.3
                              25,000,000   Gannett Company, 5.27% due 10/19/1999                      24,930,465       0.2
                              50,000,000   General Electric Co., 5.31% due 11/23/1999                 49,601,750       0.4
                              34,581,000   General Motors Acceptance Corp., 5.69% due 10/01/1999      34,575,534       0.3
                              30,000,000   H.J. Heinz Company, 5.27% due 10/14/1999                   29,938,517       0.2
                                           Metropolitan Life Insurance Company:
                              55,000,000     5.28% due 10/05/1999                                     54,959,667       0.5
                              30,000,000     5.30% due 10/07/1999                                     29,969,083       0.3
                              40,000,000     5.29% due 10/15/1999                                     39,911,833       0.3
                              20,000,000   Newell Rubbermaid Inc., 5.29% due 10/13/1999               19,961,795       0.2
                                             Pfizer Inc.:
                              40,000,000     5.27% due 10/04/1999                                     39,976,578       0.3
                              21,000,000     5.28% due 10/20/1999                                     20,938,400       0.2
                              38,039,000     5.27% due 10/28/1999                                     37,883,082       0.3
                              35,000,000   U S A A Capital Corp., 5.27% due 10/01/1999                34,994,876       0.3
                                             Vodaphone Airtouch PLC:
                              35,000,000     5.32% due 10/22/1999                                     34,886,211       0.3
                              23,000,000     5.33% due 10/25/1999                                     22,914,868       0.2
                              30,000,000   Wal-Mart Stores, Inc., 5.28% due 10/12/1999                29,947,200       0.2
                                             Xerox Capital (Europe) PLC:
                              33,157,000     5.28% due 10/06/1999                                     33,127,822       0.3
                              41,000,000     5.30% due 11/16/1999                                     40,716,303       0.3
                              50,000,000   Xerox Credit Corp., 5.20% due 10/08/1999                   49,942,222       0.4
                                                                                                 ---------------     ------
                                                                                                     818,497,199       6.8

US Government Agency                       Federal Home Loan Mortgage Corporation:
Obligations**                 17,460,000     5.21% due 10/22/1999                                     17,404,409       0.2
                              27,208,000     5.23% due 11/15/1999                                     27,026,175       0.2
                              12,000,000   Federal National Mortgage Association, 5.23% due
                                           10/04/1999                                                 11,993,027       0.1
                                                                                                 ---------------     ------
                                                                                                      56,423,611       0.5


                                           Total Short-Term Securities (Cost--$874,920,810)          874,920,810       7.3


Total Investments (Cost--$7,752,563,919)                                                          11,980,873,127     100.1

Liabilities in Excess of Other Assets                                                                (12,476,431)     (0.1)
                                                                                                 ---------------     ------
Net Assets                                                                                       $11,968,396,696     100.0%
                                                                                                 ===============     ======

Net Asset Value:       Class A--Based on net assets of $5,131,279,761 and 133,596,333
                                shares outstanding                                               $         38.41
                                                                                                 ===============
                       Class B--Based on net assets of $4,455,895,605 and 118,191,986
                                shares outstanding                                               $         37.70
                                                                                                 ===============
                       Class C--Based on net assets of $503,685,881 and 13,521,285
                                shares outstanding                                               $         37.25
                                                                                                 ===============
                       Class D--Based on net assets of $1,877,535,449 and 49,029,024
                                shares outstanding                                               $         38.29
                                                                                                 ===============

 *American Depositary Receipts (ADR).
**Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.